UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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MERIDA MERGER CORP. I

(Name of Registrant as Specified In Its Charter)

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MERIDA MERGER CORP. I
641 Lexington Avenue, 18th Floor
New York, New York 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 29, 2021

TO THE STOCKHOLDERS OF MERIDA MERGER CORP. I:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Merida Merger Corp. I (the “Company,” “Merida,” “we,” “us” or “our”) to be held at 10:00 a.m. ET on October 29, 2021 virtually, at https://www.cstproxy.com/meridamergercorpi/2021, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend (“Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) from November 7, 2021 to December 31, 2021 (the “Extended Date”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/meridamergercorpi/2021. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

As previously disclosed, on August 9, 2021, Merida entered into an agreement and plan of merger (the “Merger Agreement”) with Leafly Holdings, Inc., a Washington corporation (“Leafly”) and Merida Merger Sub, Inc. (“First Merger Sub”), a Washington corporation and wholly-owned subsidiary of Merida, and Merida Merger Sub II, LLC, a Washington limited liability company and wholly-owned subsidiary of Merida (“Second Merger Sub”), pursuant to which First Merger Sub will merge into Leafly, with Leafly surviving such merger, and immediately following this merger and as part of the same overall transaction, Leafly will merge with and into Second Merger Sub, with Second Merger Sub surviving such merger and being a wholly-owned subsidiary of Merida (collectively, the “Mergers” and together with the other transactions contemplated by the Merger Agreement and the other agreements being entered into by Merida and Leafly in connection with the Mergers, the “Business Combination”).

The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has until November 7, 2021 to complete an initial business combination such as the Mergers. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete the Business Combination. The Merida board (the “board”) has determined that it is in the best interests of the Company’s stockholders to extend the date that the Company has to consummate the Business Combination to the Extended Date. Notwithstanding stockholder approval of the Extension, the Company intends to consummate the Business Combination with Leafly as soon as practicable.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on September 24, 2021 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s common stock on the record date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there were 16,371,940 outstanding shares of common stock, our only class of voting securities outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of shares of common stock issued in the Company’s IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the special meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. The per share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.01. The closing price of the Company’s common stock on the record date was $9.99. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.02 more than if the stockholder sold such shares in the open market. However, the actual market price on the conversion date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved by November 7, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, if the Business Combination is not completed, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, convert 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which conversion will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such conversion, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of clauses “(ii)” and “(iii)” above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the public shares converted in the Conversion (the “converted public shares”) and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Business Combination on or before the Extended Date. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on the Business Combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding at least a majority of the shares of common stock outstanding on the record date. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon.

After careful consideration of all relevant factors, the Company’s board of directors has determined that all of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

October 5, 2021	By Order of the Board of Directors
/s/ Peter Lee
Peter Lee
President and Chief Financial Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 29, 2021: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/meridamergercorpi/2021.

MERIDA MERGER CORP. I
641 Lexington Avenue, 18th Floor
New York, New York 10022

TO THE STOCKHOLDERS OF MERIDA MERGER CORP. I:
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 29, 2021

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Merida Merger Corp. I (the “Company,” “Merida,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors (the “board”) for use in voting at our special meeting of stockholders (the “special meeting”) to be held at 10:00 a.m. ET on October 29, 2021 virtually at https://www.cstproxy.com/meridamergercorpi/2021, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend (“Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from November 7, 2021 to December 31, 2021 (the “Extended Date”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and Adjournment Proposal are more fully described in this proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/meridamergercorpi/2021. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

As previously disclosed, on August 9, 2021, Merida entered into an agreement and plan of merger (the “Merger Agreement”) with Leafly Holdings, Inc., a Washington corporation (“Leafly”) and Merida Merger Sub, Inc. (“First Merger Sub”), a Washington corporation and wholly-owned subsidiary of Merida, and Merida Merger Sub II, LLC, a Washington limited liability company and wholly-owned subsidiary of Merida (“Second Merger Sub”), pursuant to which First Merger Sub will merge into Leafly, with Leafly surviving such merger, and immediately following this merger and as part of the same overall transaction, Leafly will merge with and into Second Merger Sub, with Second Merger Sub surviving such merger and being a wholly-owned subsidiary of Merida (collectively, the “Mergers” and together with the other transactions contemplated by the Merger Agreement and the other agreements being entered into by Merida and Leafly in connection with the Mergers, the “Business Combination”).

The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has until November 7, 2021, to complete an initial business combination such as the Mergers. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete the Business Combination. The board has determined that it is in the best interests of the Company’s stockholders to extend the date that the Company has to consummate the Business Combination to the Extended Date. Notwithstanding stockholder approval of the Extension, the Company intends to consummate the Business Combination with Leafly as soon as practicable.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on September 24, 2021 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof (“the record date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there were 16,371,940 outstanding shares of common stock, our only class of voting securities outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of shares of common stock issued in the IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on the Business Combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the public shares converted in the Conversion (the “converted public shares”) and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Business Combination on or before the Extended Date. Accordingly, if the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $130.2 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete the Business Combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by November 7, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, if the Business Combination is not completed, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, convert 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which conversion will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such conversion, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of clauses “(ii)” and “(iii)” above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding at least a majority of the shares of common stock outstanding on the record date. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon.

Merida Holdings, LLC, our sponsor and an affiliate of Peter Lee, the Company’s President and Chief Financial Officer (“sponsor”), has waived its rights to participate in any liquidation distribution with respect to the 3,250,388 sponsor shares held by the sponsor. Additionally, the holders of 120,000 shares of common stock (the “representative shares”) issued to EarlyBirdCapital, Inc., the representative of the underwriters in the IPO (“EarlyBirdCapital”), and its designees, have waived their rights to participate in any liquidation distribution with respect to such securities. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, our sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The sponsor will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that the sponsor will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.01. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $10.01, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 16,371,940 shares of common stock outstanding, including 13,001,552 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated October 5, 2021 and is first being mailed to stockholders on or about such date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.    The Company is a blank check company incorporated in Delaware on June 20, 2019. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On November 7, 2019, the Company consummated its IPO. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, November 7, 2021).

On August 9, 2021, Merida entered into the Merger Agreement with Leafly, First Merger Sub, and Second Merger Sub. The Company’s charter provides that the Company only has until November 7, 2021 to complete an initial business combination such as the Mergers. The Company’s board determined that it may not be able to complete the Business Combination by November 7, 2021. Accordingly, the board has determined that it is in the best interests of the Company and its stockholders to extend the date that the Company has to consummate the Business Combination to the Extended Date. Notwithstanding stockholder approval of the Extension, the Company intends to consummate the Business Combination with Leafly as soon as practicable.

Q. When and where is the special meeting?	A. The special meeting of the Company’s stockholders will be held at 10:00 a.m., ET on October 29, 2021, virtually at https://www.cstproxy.com/meridamergercorpi/2021.
Q. What is being voted on?	A. You are being asked to vote on two proposals:

•        a proposal to amend the Company’s charter to extend the date by which the Company has to consummate the Business Combination to the Extended Date — we refer to this proposal as the “Extension Amendment Proposal;” and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension — we refer to this proposal as the “Adjournment Proposal.”

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $130.2 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete the Business Combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If the Extension Amendment Proposal is not approved by November 7, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, if the Business Combination is not completed, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, convert 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which conversion will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such conversion, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of clauses “(ii)” and “(iii)” above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our sponsor has agreed to advance us the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?

A.    The Company’s charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before November 7, 2021.

On August 9, 2021, Merida entered into the Merger Agreement with Leafly, First Merger Sub, and Second Merger Sub. The Company’s board has determined that the Company may not be able to complete the Business Combination by November 7, 2021.

The Company believes that given the expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate the Business Combination to the Extended Date. Notwithstanding stockholder approval of the Extension, the Company intends to consummate the Business Combination with Leafly as soon as practicable.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on the Business Combination when and if one is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account if the Business Combination is approved and completed or the Company has not consummated the Business Combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?

A.    The Company’s board of directors believes stockholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Business Combination until the Extended Date and to allow for the Conversion.

Given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Adjournment Proposal?

A.    The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Extension Amendment Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies in the event that the Company does not have sufficient votes to adopt the Extension Amendment Proposal. In such event, the Extension would not be completed and the Company would be required to cease all operations except for the purpose of winding up, converting 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.    All of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal, if presented.

The holders of the sponsor shares and representative shares are not entitled to convert such shares in connection with the Extension. On the record date, the 3,250,388 sponsor shares and 120,000 representative shares collectively represented approximately 21.3% of the Company’s issued and outstanding common stock.

Neither the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to convert their shares. Any public shares so purchased will be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal, if presented.

Q. What vote is required to adopt each proposal?

A.    Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding at least a majority of the shares of common stock outstanding on the record date.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon.

Q. What if I don’t want to vote for one or all of the proposals?

A.    If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal.

If you do not want the Adjournment Proposal to be approved, you must abstain or vote against such proposal.

Q. Will you seek any further extensions to liquidate the trust account?

A.    Other than the Extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination, although it may determine to do so in the future.

Q. What happens if the Extension Amendment Proposal is not approved?

A.    If the Extension Amendment Proposal is not approved by November 7, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, if the Business Combination is not completed, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, convert 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which conversion will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such conversion, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of clauses “(ii)” and “(iii)” above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares and representative shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, our sponsor has agreed to advance the Company the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is not approved, we will, unless we complete the Business Combination (or another business combination prior to November 7, 2021), be dissolving and liquidating promptly after the special meeting.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the Business Combination with Leafly until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?

A.    Unless you elect to convert your shares, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders, including the Business Combination with Leafly. If you disagree with the Business Combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A.    If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting virtually by submitting a ballot at the special meeting live webcast. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of the stockholders holding at least a majority of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against the Adjournment Proposal because an abstention represents a share entitled to vote. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine.” Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If you hold your shares in “street name,” you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly voted and counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the virtual special meeting and vote through the meeting web portal, obtain a legal proxy from your broker, bank or nominee. Brokers do not have discretionary authority to vote on the Extension Amendment Proposal. Accordingly, your broker, bank or nominee cannot vote your shares on such proposal unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. A “broker non-vote” occurs when a broker submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and the broker does not have discretionary authority to vote in the absence of such instructions.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.    Your broker, bank or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

The Extension Amendment Proposal is a non-routine proposal. Accordingly, your broker, bank or nominee may not vote your shares with respect to this proposal unless you provide voting instructions.
The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions.
Q. What is a quorum requirement?

A.    A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date entitled to vote at the meeting are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the special meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A.    Only holders of record of the Company’s common stock at the close of business on September 24, 2021 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 16,371,940 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting?

A.    Due to health concerns stemming from the COVID-19 pandemic, the special meeting will be a virtual meeting. Any stockholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners.    If you are a record holder and you wish to attend the special meeting, go to https://www.cstproxy.com/meridamergercorpi/2021, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners.    Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the stockholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact Continental Stock Transfer on or before 5:00 p.m. Eastern Time on October 27, 2021, the date that is two days prior to the special meeting.

Q. Does the board recommend voting “FOR” the approval of the proposals?

A.    Yes. After careful consideration of the terms and conditions of the proposals, the board has determined that the Extension Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A.    The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of sponsor shares and private placement warrants that will become worthless if the Extension Amendment Proposal is not approved, loans by them that will not be repaid in the event of our winding up except to the extent that we have funds available outside of the trust account, and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the proposals? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment Proposal.
Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

A.    If the Extension Amendment Proposal is not approved by November 7, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, if the Business Combination is not completed, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, convert 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which conversion will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such conversion, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of clauses “(ii)” and “(iii)” above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A.    If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate its Business Combination with Leafly until the Extended Date. The warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?

A.    The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A.    If you are a holder of record of Company common stock, you may vote virtually at the special meeting by submitting a ballot during the live webcast or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. Please see the answer to “— Who can vote at the special meeting?” for additional information.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. Please see the answer to “— Who can vote at the special meeting?” for additional information.

Q. How do I convert my shares of common stock of the Company?

A.    If the Extension Amendment Proposal is approved and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Q. What should I do if I receive more than one set of voting materials?

A.    You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A.    The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Merida Merger Corp. I 641 Lexington Avenue, 18th Floor New York, New York 10022 Attn: Peter Lee Telephone: (917) 745-7085
or Morrow Sodali LLC 470 West Avenue Stamford CT 06902 Individuals call toll-free (800) 662-5200 Banks and brokers call (203) 658-9400 Email: MCMJ.info@investor.morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Certain information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). However, because Merida is a “blank check” company, the safe-harbor provisions of the PSLRA do not apply to statements made in this proxy statement. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intend,” “project,” “budget,” “forecast,” “anticipate,” “plan,” “may,” “will,” “could,” “should,” “predict,” “potential,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Merida or any person acting on Merida’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Merida undertakes no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

There may be events in the future that Merida is not able to predict accurately or over which it has no control. Before you grant your proxy or instruct your bank or broker how to vote, or vote on the Extension Amendment Proposal and the Adjournment Proposal, you should be aware that the occurrence of the events described in the “Risk Factors” section of Merida’s Annual Report on Form 10-K/A for the year ended December 31, 2020 may adversely affect Merida. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

BACKGROUND AND CERTAIN INFORMATION ABOUT THE COMPANY

The Company

The Company is a blank check company incorporated in Delaware on June 20, 2019. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In August 2019, we issued an aggregate of 2,875,000 “sponsor shares” of our common stock for an aggregate purchase price of $25,000, or approximately $0.009 per share, to our initial stockholders, our sponsor, Merida Holdings, LLC.

In August 2019, we also issued to EarlyBirdCapital and its designees an aggregate of 100,000 “representative shares” of common stock, at a price of $0.0001 per share.

On November 4, 2019, the Company effected a stock dividend of 0.2 shares for each share outstanding, resulting in an aggregate of 3,450,000 sponsor shares being held by the sponsor.

On November 7, 2019, the Company consummated the IPO of 12,000,000 of its Units. Each Unit consists of one share of Common Stock, par value $.0001 per share, of the Company and one-half of one redeemable Warrant, with each whole Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $120,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement of 3,750,000 warrants (“Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $3,750,000. The Private Placement Warrants were purchased by EarlyBirdCapital and the Company’s sponsor, Merida Holdings, LLC. The Private Placement Warrants are identical to the warrants included in the Units sold in the IPO, except that the Private Placement Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial stockholders or their permitted transferees. The purchasers of the Private Placement Warrants have agreed not to transfer, assign, or sell any of the Private Placement Warrants or underlying shares of Common Stock (except to certain transferees) until after the completion of the Company’s initial business combination.

On November 13, 2019, the Company consummated the sale of an additional 1,001,552 Units that were subject to the underwriters’ over-allotment option at $10.00 per Unit, generating gross proceeds of $10,015,520. Simultaneously with the closing of the sale of additional units, the Company consummated the sale of an additional 200,311 Private Placement Warrants at a price of $1.00 per Private Placement Warrant generating total proceeds of $200,311. Following the closing of the over-allotment option and sale of additional Private Placement Warrants, an aggregate amount of $130,015,520 was placed in the Company’s trust account established in connection with the IPO.

As of the record date, the Company had approximately $130.2 million of cash in the trust account.

The mailing address of the Company’s principal executive office is 641 Lexington Avenue, 18th Floor, New York, NY 10022, and its telephone number is (917) 745-7085.

The Proposed Business Combination

As previously disclosed, on August 9, 2021, Merida entered into the Merger Agreement with Leafly, First Merger Sub, and Second Merger Sub, pursuant to which First Merger Sub will merge into Leafly, with Leafly surviving such merger, and immediately following this merger and as part of the same overall transaction, Leafly will merge with and into Second Merger Sub, with Second Merger Sub surviving such merger and being a wholly-owned subsidiary of Merida.

THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board’s plan to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights.

The per share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.01. The closing price of the Company’s common stock on the record date was $9.99. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.02 more than if the stockholder sold such shares in the open market. However, the actual market price on the conversion date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

On August 9, 2021, Merida entered into the Merger Agreement with Leafly, First Merger Sub, and Second Merger Sub. The Company’s charter provides that the Company only has until November 7, 2021 to complete an initial business combination. The Company’s board determined that it may not be able to complete the Business Combination by November 7, 2021. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate the Business Combination to the Extended Date. Notwithstanding stockholder approval of the Extension, the Company intends to consummate the Business Combination with Leafly as soon as practicable.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by November 7, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, if the Business Combination is not completed, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, convert 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which conversion will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such conversion, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of clauses “(ii)” and “(iii)” above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to continue to attempt to consummate its Business Combination with Leafly until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on the Business Combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the Business Combination is approved and completed or if the Company has not consummated the Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $130.2 million that was in the trust account as of the record date.

Conversion Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

TO DEMAND CONVERSION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN:    MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN OCTOBER 27, 2021, WHICH IS TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a converting holder’s election is completed once the Extension Amendment Proposal is approved and the Extension is implemented. Accordingly, stockholders making the election will not be able to tender their shares after October 27, 2021, the date that is two business days prior to the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the converting holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the special meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be converted in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment Proposal would receive payment of the conversion price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or converted in connection with our winding up.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $10.01 per share (which is expected to be the same approximate amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $9.99. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.02 more than if the stockholder sold such shares in the open market. However, the actual market price on the conversion date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your conversion rights, you will be exchanging your shares of common stock of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your shares to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be converted in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

Vote Required for Approval

The approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding at least a majority of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Board Recommendation

The board recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal. During any such adjournment, the Company’s officers, directors and initial stockholders may make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the Extension Amendment Proposal and/or decrease the number of public shares seeking conversion in connection with the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Vote Required for Approval

Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against the Adjournment Proposal because an abstention represents a share entitled to vote. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine.” Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

Board Recommendation

The board recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 10:00 a.m., ET on October 29, 2021, virtually at https://www.cstproxy.com/meridamergercorpi/2021.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on September 24, 2021, the record date for the special meeting. At the close of business on the record date, there were 16,371,940 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting. Morrow Sodali LLC is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $25,000 fee plus disbursements for such services.

Required Vote

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of the stockholders holding at least a majority of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against the Adjournment Proposal because an abstention represents a share entitled to vote. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine.” Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

The sponsor and all of the Company’s directors, executive officers and their affiliates, and the designees of EarlyBirdCapital, the representative of the underwriters of the Company’s IPO, are expected to vote any shares of common stock owned by them in favor of the proposals. On the record date, the 3,370,388 sponsor shares and representative shares represented approximately 21.3% of the Company’s issued and outstanding common stock.

In addition, the sponsor and Company’s directors, executive officers, EarlyBirdCapital, and their respective affiliates may choose to buy shares of Company public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to convert their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the proposals presented at the special meeting.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 7, 2021, the 3,250,388 sponsor shares held by the sponsor, all of which were acquired for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 3,318,262 Private Placement Warrants that were acquired by the sponsor simultaneously with the IPO for an purchase price of approximately $3.3 million. The sponsor shares of common stock had an aggregate market value of approximately $32.5 million based on the last sale price of $9.99 of the common stock on Nasdaq on September 30, 2021. Such warrants had an aggregate market value of approximately $3.8 million based on the last sale price of $1.15 of the warrants on Nasdaq on September 30, 2021.

•        The economic interests in the sponsor held by Merida’s directors and officers, each of whom is a member of the sponsor, gives them an interest in the securities of Merida held by the sponsor, and these interests would also become worthless if Merida does not complete a business combination within the applicable time period.

•        Peter Lee is expected to be a director of Leafly following the Business Combination with Leafly. As such, in the future he may receive cash fees, stock options or stock awards that the Leafly board determines to pay its directors. If the Extension Amendment Proposal is not approved and the Company does not complete its Business Combination with Leafly, he would not receive such compensation.

•        Affiliates of the sponsor and of certain directors of the Company purchased convertible promissory notes of Leafly in an aggregate principal amount of $15 million. The aggregate principal amount of, and all accrued unpaid interest on, the notes will be converted in accordance with the terms of the Note Purchase Agreement into shares of Merida’s common stock at the closing of the business combination. If the Business Combination with Leafly is not consummated, such notes will remain investments in Leafly.

•        Affiliates of the sponsor and of certain directors of the Company also own shares of Leafly preferred stock, which will be converted in accordance with the terms of the Merger Agreement into Merida’s common stock at the closing of the Business Combination. If the Business Combination with Leafly is not consummated, such shares will remain an investment in Leafly.

•        In connection with the IPO, the sponsor has agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company.

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Business Combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•        If the Company is unable to complete the Business Combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the sponsor has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses.

•        The sponsor or its affiliates may loan money to Merida through the closing of the Business Combination. Such loans are payable, without interest, at the closing of the Business Combination; provided however that at the sponsor’s option, up to $1,500,000 may be converted into up to 1,500,000 Private Placement Warrants. The sponsor has loaned the Company an aggregate of $400,000 as of the record date. If the Extension Amendment Proposal is not approved and the Business Combination is not consummated, these loans will not be repaid and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to it outside of its trust account.

•        The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and the Business Combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company seeks to consummate its Business Combination with Leafly, the officers and directors may have additional interests that are different from yours. Such interests are described in the proxy statement filed by the Company with the SEC for such transaction.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of the record date, there were a total of 16,371,940 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the warrants included in the units offered in the IPO or the private units as such warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares
Officers and Directors:
Peter Lee	3,250,388	(2)	19.9%
Richard Sellers	—	(3)	0%
Mitchell Baruchowitz	3,250,388	(2)	19.9%
Jeffrey Monat	3,250,388	(2)	19.9%
Andres Nannetti	3,250,388	(2)	19.9%
All directors and executive officers as a group (five individuals)	3,250,388		19.9%
Five Percent Holders:
Merida Holdings LLC	3,250,388	(2)	19.9%
Linden Advisors	1,075,300	(4)	6.6%
Castle Creek Arbitrage, LLC	1,040,729	(5)	6.4%
Highbridge Capital Management, LLC	846,699	(6)	5.2%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is 641 Lexington Avenue, 18th Floor, New York, NY 10022.

(2)      Represents securities held by Merida Holdings, LLC, of which each of Messrs. Lee, Baruchowitz, Monat and Nannetti is a managing member. Each individual has one vote, and the approval of three of the four managing members is required for approval of an action of the entity. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based on the foregoing, no individual of the committee exercises voting or dipositive control over any of the securities held by such entity, even those in which he directly owns a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. Does not include the common stock issuable upon exercise of Merida’s Private Placement Warrants, as such Private Placement Warrants may not be exercisable within 60 days.

(3)      Does not include any shares held by Merida Holdings, LLC, of which this individual is a member. This individual disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)      Represents shares beneficially held by Linden Advisors and Siu Min (Joe) Wong. This amount consists of 965,053 shares held by Linden Capital and 110,247 shares held by separately managed accounts. Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 3, 2021. The address for the beneficial owner of these shares is 590 Madison Avenue, 15th Floor, New York, NY 10022.

(5)      Represents 876,294 shares beneficially held by CC Arb West, LLC and 164,435 shares beneficially held by CC Arbitrage, Ltd. Castle Creek Arbitrage, LLC serves as a registered investment adviser whose clients are CC Arb West, LLC and CC Arbitrage, Ltd. Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 16, 2021. The address for the beneficial owner of these shares is 190 South LaSalle Street, Suite 3050, Chicago, IL 60603.

(6)      Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on August 6, 2021. The address for the beneficial owner of these shares is 277 Park Avenue, 23rd Floor, New York, NY 10172.

All of the sponsor shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (i) with respect to 50% of such shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (ii) with respect to the remaining 50% of such shares, one year after the date of the consummation of our initial business combination, or earlier if, subsequent to our initial business combination, we consummate a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) among our initial stockholders or to our initial stockholders’ members, officers, directors, consultants or their affiliates, (ii) to a holder’s stockholders or members upon its liquidation, (iii) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is the holder or a member of the holder’s immediate family, for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the sponsor shares.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting in lieu of an annual meeting of stockholders for the purpose of approving the Business Combination and related transactions. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of the Business Combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 641 Lexington Avenue, 18th Floor, New York, NY 10022.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Merida Merger Corp. I
641 Lexington Avenue, 18th Floor
New York, NY 10022
Tel: (917) 745-7085

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than October 18, 2021.

ANNEX A

PROPOSED FIRST AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MERIDA MERGER CORP. I

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of MERIDA MERGER CORP. I (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Merida Merger Corp. I

2.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 20, 2019, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 4, 2019.

3.      This First Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the stockholders holding at least a majority of the shares of common stock outstanding on the record date at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.      Section F of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

F. In the event that the Corporation does not consummate a Business Combination on or before December 31, 2021 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, convert 100% of the IPO Shares for cash for a conversion price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any interest for income or franchise taxes payable, divided by the total number of IPO Shares then outstanding (which conversion will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such conversion, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses “(ii)” and “(iii)” above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.

[Signature page follows.]

Annex A-1

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this 29th day of October 2021.

Peter Lee
President and Chief Financial Officer

Annex A-2

PROXY

MERIDA MERGER CORP. I
641 Lexington Avenue, 18th Floor
New York, NY 10022

SPECIAL MEETING OF STOCKHOLDERS

OCTOBER 29, 2021

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

MERIDA MERGER CORP. I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
OCTOBER 29, 2021

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 5, 2021, in connection with the special meeting to be held at 10:00 a.m. ET on October 29, 2021 virtually at https://www.cstproxy.com/meridamergercorpi/2021, and hereby appoints Peter Lee and Richard Sellers, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of Merida Merger Corp. I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 29, 2021: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/meridamergercorpi/2021.

	FOR	AGAINST	ABSTAIN
Proposal 1 — Extension Amendment Proposal	☐	☐	☐
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to December 31, 2021.

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐
Dated: _______________________ 2021

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.